UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 13, 2005
Dex Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32249 (Commission File Number)	14-1855759 (IRS Employer Identification No.)

198 Inverness Drive West, Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)
(303) 784-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 13, 2005, Dex Media, Inc., a Delaware corporation (the “Company”), issued a press release regarding the date and time of the conference call during which the Company will announce and discuss its financial results for the quarter ended September 30, 2005. A copy of such press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 13, 2005, entitled “Conference Call Notice for Dex Media, Inc., Dex Media East LLC and Dex Media West LLC.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.
Date: October 14, 2005	By:	/s/ FRANK M. EICHLER
		Name:	Frank M. Eichler
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated October 13, 2005, entitled “Conference Call Notice for Dex Media, Inc., Dex Media East LLC and Dex Media West LLC.”